EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Biomerica, Inc. (the "Company") on Form 10-K for the year ended May 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Janet Moore, Chief Financial Officer of the Company, certify, to the best of my knowledge, Pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted Pursuant to
Section 906 of the Sarbanes Oxley Act of 2002,

i. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

ii. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Janet Moore
-----------------------
Janet Moore
Chief Financial Officer

Date: August 29, 2009